SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


          ____________________________________________________________



                                    FORM 8-K



                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       ___________________________________________________________________


        Date of Report (Date of earliest event reported): August 2, 2004








                           CNL HOTELS & RESORTS, INC.
               (Exact Name of Registrant as Specified in Charter)



          Maryland                        0-24097               59-3396369
(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                     Identification No.)


                450 South Orange Avenue                                  32801
                   Orlando, Florida                                   (Zip Code)
       (Address of principal executive offices)



       Registrant's telephone number, including area code: (407) 650-1000


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ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial statements.

          Not applicable.

     (b)  Pro forma financial information.

          Not applicable.

     (c)  Exhibits.

          The following Exhibit is filed as part of this Current Report on Form 8-K:

          Exhibit No. 99.1      News Release dated August 2, 2004.


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On August 2, 2004, CNL Hotels & Resorts, Inc., formerly known as CNL Hospitality Properties, Inc. (the "Company") issued a press release announcing the Company's second quarter 2004 results and that it has changed its name to CNL Hotels & Resorts, Inc. The press release is filed as Exhibit 99.1 hereto.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CNL HOTELS & RESORTS, INC.



Dated: August 2, 2004         /s/ Mark E. Patten
                              --------------------------------------------------
                              Name: Mark E. Patten
                              Title: Senior Vice President and Chief Accounting
                                     Officer


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                                  EXHIBIT INDEX


EXHIBIT NO.                   DESCRIPTION

      99.1            News Release, dated August 2, 2004.